THE ADVISORS' INNER CIRCLE FUND

                               Investment Adviser:
                              OAK ASSOCIATES, LTD.

The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each, a "Portfolio"), each of which is a separate series of the Fund.

                           WHITE OAK GROWTH STOCK FUND

                          PIN OAK AGGRESSIVE STOCK FUND

This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 28, 1997 has been filed with the Securities and Exchange Commission and is available without charge by calling toll-free 1-888-462-5386. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 28, 1997, as supplemented August 15, 1997

                                TABLE OF CONTENTS

Summary.................................................................   3

Expense Summary.........................................................   5

Financial Highlights....................................................   6

The Fund and the Portfolios.............................................   8

Investment Objectives and Policies......................................   8

Risk Factors............................................................   9

Investment Limitations..................................................   9

The Adviser.............................................................  10

The Administrator.......................................................  10

The Transfer Agent......................................................  10

The Distributor.........................................................  10

Portfolio Transactions..................................................  11

Purchase and Redemption of Shares.......................................  11

Performance.............................................................  13

Taxes...................................................................  13

General Information.....................................................  14

Description of Permitted Investments and Risk Factors...................  16

                                     SUMMARY

     The following summary provides basic information about the White Oak Growth Stock Fund ("White Oak Portfolio") and Pin Oak Aggressive Stock Fund ("Pin Oak Portfolio"). The White Oak Portfolio and the Pin Oak Portfolio are sometimes referred to individually as a "Portfolio" and collectively as the "Portfolios." The Portfolios are two of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

     What are the Investment Objectives and Policies? Each Portfolio seeks long-term capital growth by investing primarily in common stocks of companies that, in the Adviser's opinion, have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. The White Oak Portfolio invests primarily in established companies with large market capitalization (in excess of $1 billion). The Pin Oak Portfolio invests primarily in companies with small to medium market capitalization; such companies may be positioned in emerging growth industries. There is no assurance that either Portfolio will achieve its investment objective.

     What are the Risks Involved with an Investment in the Portfolios? An investment in each Portfolio entails certain risks and considerations of which an investor should be aware. Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate in value. The share value of the Pin Oak Portfolio may experience greater volatility than the share value of the White Oak Portfolio because it invests in less established, smaller capitalization companies.

     For more information about each Portfolio, see "Investment Objectives and Policies," "Risk Factors" and "Description of Permitted Investments and Risk Factors."

     Who is the Adviser? Oak Associates, Ltd. (the "Adviser") serves as the investment adviser of each Portfolio. In addition to advising the Portfolios, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. See "Expense Summary" and "The Adviser."

     Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Portfolios. See "The Administrator."

     Who is the Transfer Agent? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios. See "The Transfer Agent."

     Who is the Distributor? SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the Portfolios' shares. See "The Distributor."

     Is There a Sales Load? No, shares of each Portfolio are offered on a no-load basis.

     Is There a Minimum Investment? Each Portfolio has a minimum initial investment of $2,000, and requires subsequent purchases to be at least $50. The Distributor may waive these minimums at its discretion.

     How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m., Eastern time. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The Portfolios also offer both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

     How are Distributions Paid? Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is distributed in the form of quarterly dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                 EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

------------------------------------------------------------------------------------------------------------------
                                                                                      WHITE OAK GROWTH STOCK FUND
                                                                                     PIN OAK AGGRESSIVE STOCK FUND
------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases..................................................                   None
Sales Load Imposed on Reinvested Dividends.......................................                   None
Deferred Sales Load..............................................................                   None
Redemption Fees(1)...............................................................                   None
Exchange Fees....................................................................                   None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

(1) A wire redemption charge of $10.00 is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------------
                                                                              WHITE OAK        PIN OAK AGGRESSIVE
                                                                          GROWTH STOCK FUND        STOCK FUND
------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(2)...................................          .47%                  .48%
12b-1 Fees.............................................................          None                  None
Other Expenses.........................................................          .43%                  .52%
------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)........................         1.00%                 1.00%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

(2) The Adviser has voluntarily agreed to waive all or a portion of its fee for each Portfolio and to reimburse expenses of each Portfolio in order to limit total operating expenses of that Portfolio to an annual rate of not more than 1.00% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time. Absent such waivers the annual advisory fees for the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund would be .74% and .74%, respectively, and annual total operating expenses (restated to reflect current expenses) would be 1.17% and 1.26%, respectively, of average daily net assets. See "The Adviser."

EXAMPLE

----------------------------------------------------------------------------------------------------------------
                                                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                                        ------     -------    -------   --------
An investor in a Portfolio would pay the following expenses on a
  $1,000 investment assuming (1) 5% annual return and
  (2) redemption at the end of each time period.
     White Oak Growth Stock Fund......................................    $10        $32        $55       $122
     Pin Oak Aggressive Stock Fund....................................    $10        $32        $55       $122
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON ESTIMATED TOTAL OPERATING EXPENSES OF A PORTFOLIO AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in a Portfolio. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 6, 1996 on the Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Portfolio's financial statements and additional performance information are contained in the Annual Report to Shareholders which is available without charge by calling toll-free 1-888-462-5386.

For a Share Outstanding Throughout the Period:

                                                    WHITE OAK
                                                GROWTH STOCK FUND

----------------------------------------------------------------------------------------------------------
                                               11/01/95   11/01/94    11/01/93     11/01/92    08/03/92(1)
                                                  TO         TO          TO           TO           TO
                                               10/31/96   10/31/95    10/31/94     10/31/93     10/31/92
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $ 18.08    $ 11.92     $ 10.64      $10.33       $10.00
Income From Investment Operations:
  Net Investment Income......................      0.05       0.04        0.02        0.05         0.02
  Realized and Unrealized Gains (Losses) on
    Securities...............................      3.80       6.15        1.28        0.32         0.33
----------------------------------------------------------------------------------------------------------
Total From Investment Operations.............      3.85       6.19        1.30        0.37         0.35
----------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment
  Income.....................................     (0.05)     (0.03)      (0.02)      (0.06)       (0.02)
Dividends From Capital Gains.................        --         --          --          --           --
      Total Distributions....................     (0.05)     (0.03)      (0.02)      (0.06)       (0.02)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............   $ 21.88    $ 18.08      $11.92      $10.64       $10.33
----------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................     21.33%     52.07%      12.24%       3.59%       14.30%*
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)..............   $26,109    $10,495      $5,942      $5,539       $3,195
Ratio Of Expenses To Average
  Net Assets.................................      0.95%      0.97%       0.97%       0.97%        1.00%*
Ratio Of Expenses To Average Net Assets
  (Excluding Waivers and
  Reimbursements)............................      1.50%      2.06%       2.24%       2.71%        4.78%*
Ratio Of Net Income To Average Net Assets....      0.23%      0.29%       0.19%       0.54%        0.74%*
Ratio Of Net Income (Loss) To Average Net
  Assets (Excluding Waivers and
  Reimbursement).............................     (0.32)%    (0.80)%     (1.08)%     (1.20)%      (3.04)%*
Portfolio Turnover Rate......................      8.07%     22.43%      37.42%      27.48%        0.00%
Average Commission Rate(2)...................   $0.0599        N/A         N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

* Annualized

(1)  The White Oak Growth Stock Fund commenced operations on August 3, 1992.
(2) Average commission rate paid per share for the security purchases and sales made during the period.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 6, 1996 on the Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Portfolio's financial statements and additional performance information are contained in the Annual Report to Shareholders which is available without charge by calling toll-free 1-888-462-5386.

For a Share Outstanding Throughout the Period:

                                                     PIN OAK
                                              AGGRESSIVE STOCK FUND

----------------------------------------------------------------------------------------------------------
                                               11/01/95   11/01/94    11/01/93     11/01/92    08/03/92(1)
                                                  TO         TO          TO           TO           TO
                                               10/31/96   10/31/95    10/31/94     10/31/93     10/31/92
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $ 17.32    $ 11.60      $12.62       $10.28       $10.00
Income From Investment Operations:
  Net Investment Income (Loss)...............      (0.09)     (0.08)      (0.06)       (0.05)          --
  Realized and Unrealized Gain (Loss) on
    Investments..............................      (0.15)      5.80       (0.96)        2.39         0.28
----------------------------------------------------------------------------------------------------------
Total From Investment Operations.............      (0.24)      5.72       (1.02)        2.34         0.28
----------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment
  Income.....................................         --         --          --           --           --
Distributions From Capital Gains.............         --         --          --           --           --
----------------------------------------------------------------------------------------------------------
      Total Distributions....................         --         --          --           --           --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............    $ 17.08    $17.32       $11.60       $12.62       $10.28
----------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................      (1.39)%     49.31%     (8.08)%      22.76%       11.57%*
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)..............    $23,738    $15,652      $9,624       $9,079       $4,127
Ratio Of Expenses To Average
  Net Assets.................................       0.96%      0.98%       0.96%        0.98%        1.00%*
Ratio Of Expenses To Average Net
  Assets (Excluding Waivers and
  Reimbursements)............................       1.47%      1.65%       1.74%        2.07%        4.06%*
Ratio Of Net Income (Loss) To Average Net
  Assets.....................................      (0.62)%    (0.70)%     (0.62)%      (0.48)%       0.03%*
Ratio Of Net Income (Loss) To Average Net
  Assets (Excluding Fee Waivers and
  Reimbursements)............................      (1.13)%    (1.37)%     (1.40)%      (1.57)%      (3.03)%*
Portfolio Turnover Rate......................      31.65%     49.28%      48.88%       68.32%        4.00%
Average Commission Rate(2)...................    $0.0617        N/A         N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

* Annualized

(1)  The Pin Oak Aggressive Stock Fund commenced operations on August 3, 1992.
(2) Average commission rate paid per share for the security purchases and sales made during the period.

THE FUND AND THE PORTFOLIOS

     The Advisors' Inner Circle Fund (the "Fund") offers shares of a number of separately-managed mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Fund's White Oak Growth Stock Fund ("White Oak Portfolio") and Pin Oak Aggressive Stock Fund ("Pin Oak Portfolio") (the White Oak Portfolio and the Pin Oak Portfolio are sometimes referred to individually as a "Portfolio" and collectively as the "Portfolios"), each a diversified portfolio. Information regarding the other mutual funds in the Fund is contained in separate prospectuses that may be obtained by calling toll-free 1-888-462-5386.

INVESTMENT OBJECTIVES AND POLICIES

WHITE OAK PORTFOLIO

The White Oak Portfolio seeks long-term capital growth. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The White Oak Portfolio will normally be as fully invested as practicable in common stocks, but also may invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs"). Under normal market conditions, the White Oak Portfolio will invest at least 65% of its total assets in common stocks. The Portfolio will purchase securities primarily of established companies with large market capitalizations (an equity market capitalization in excess of $1 billion). The Portfolio may also purchase securities of smaller established companies if its investment adviser, Oak Associates, Ltd. (the "Adviser"), believes that such securities offer comparable investment opportunities.

PIN OAK PORTFOLIO

The Pin Oak Portfolio seeks long-term growth of capital. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The Pin Oak Portfolio will normally be as fully invested as practicable in common stocks, but may also invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. Under normal market conditions, the Pin Oak Portfolio will invest at least 65% of its total assets in common stocks. The Portfolio will purchase securities primarily of companies with small to medium market capitalizations (an equity market capitalization between $100 million and $1 billion); these companies may be positioned in emerging growth industries. The Pin Oak Portfolio may purchase the securities of larger companies if the Adviser believes that they offer comparable investment opportunities or will stabilize the Portfolio's net asset value.

IN GENERAL

Each Portfolio will purchase securities that the Adviser believes have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. Each Portfolio will purchase only those securities that are traded in the United States on registered exchanges or the over-the-counter market.

Each Portfolio may invest in debt securities rated AAA by Standard & Poor's Corporation ("S&P"). Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest.

Under normal conditions, each Portfolio may hold up to 15% of its total assets in cash and investments in the money market instruments described below in order to maintain liquidity or if the Adviser determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase.

The Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees.

A Portfolio will not invest more than 15% of its total assets in time deposits and other illiquid securities.

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each Portfolio may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings & loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc.; repurchase agreements involving the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments) and in cash.

For a description of certain permitted investments, see "Description of Permitted Investments and Risk Factors" and "Description of Permitted Investments" in the Statement of Additional Information. For a description of ratings, see the Appendix in the Statement of Additional Information.

RISK FACTORS

Investments in common stocks and other equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of that Portfolio to fluctuate. An investment in either Portfolio may therefore be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Pin Oak Portfolio will invest primarily in securities of issuers with small to medium market capitalizations. Investing in smaller capitalization companies involves greater risk than is customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the value of the shares of the Pin Oak Portfolio can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

SECURITIES OF FOREIGN ISSUERS -- Investments in the securities of foreign issuers may subject a Portfolio to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

INVESTMENT LIMITATIONS

The investment objective of each Portfolio and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of that Portfolio. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

NO PORTFOLIO MAY:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Oak Associates, Ltd. (the "Adviser") is a professional investment management firm and registered investment adviser founded in April 1985. James D. Oelschlager is the sole proprietor of the Adviser. As of October 31, 1996, the Adviser had discretionary management authority with respect to approximately $4.2 billion of assets under management. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

The Adviser serves as the investment adviser for each Portfolio under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers the investment program of each Portfolio, subject to the supervision of, and policies established by, the Trustees of the Fund. In addition to advising the Portfolios, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the White Oak Portfolio and .74% of the average daily net assets of the Pin Oak Portfolio, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Portfolio and to reimburse expenses of each Portfolio in order to limit total operating expenses of that Portfolio to an annual rate of not more than 1.00% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time. For the fiscal year ended October 31, 1996, the Adviser received Advisory fees of .19% and .23%, respectively, of the White Oak and Pin Oak Portfolios' average daily net assets.

James D. Oelschlager, President of the Adviser since 1985, has managed the portfolios of the White Oak Portfolio and the Pin Oak Portfolio since their inception, with both Donna Barton and Doug MacKay serving as assistant portfolio managers during this period. Ms. Barton has been a trader for the Adviser since 1985. Mr. MacKay has been a research analyst for the Adviser since 1990.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee from each Portfolio, which fee is calculated daily and paid monthly, at an annual rate of .15% on the first $250 million of average daily net assets; .12% on the next $200 million; .10% on the next $200 million and .08% on average daily net assets over $650 million. However, each Portfolio pays the Administrator a minimum annual fee of $50,000.

The Administrator also serves as the shareholder servicing agent for each Portfolio under a shareholder servicing agreement with the Fund.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of either Portfolio.

PORTFOLIO TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of investment securities for each Portfolio and directs the Adviser to seek to obtain the best net results.

Each Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation.

Because shares of the Portfolios are not marketed through intermediary broker-dealers, it is not a Portfolio's practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser may place orders for a Portfolio with qualified broker-dealers who refer clients to that Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business (a "Business Day"). Investors may purchase and redeem shares of either Portfolio directly through the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place wire transfer orders, and exchange and redemption orders, by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of each Portfolio may be made on any Business Day. Shares of the Portfolios are offered only to residents of states in which such shares are eligible for purchase. Certain broker-dealers assist their clients in the purchase or redemptions of shares from the Distributor and charge a fee for this service in addition to a Portfolio's public offering price.

The minimum initial investment in the Portfolio is $2,000, and subsequent purchases must be at least $50. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Portfolios' Systematic Investment Plan must be at least $25.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Portfolio) for $2,000 or more, together with a completed Account Application to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009. Third-party checks, credit cards, credit card checks and cash will not be accepted. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of either Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 98-7052-396-5; Further Credit: either White Oak Growth Stock Fund or Pin Oak Aggressive Stock Fund. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone toll-free 1-888-462-5386 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of a Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolios.

If a check received for the purchase of shares does not clear, the purchase will be cancelled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

SYSTEMATIC INVESTMENT PLAN -- A shareholder may also arrange for periodic additional investments in the Portfolios through automatic deductions by Automated Clearing House ("ACH") transfers from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $25 per month. An Account Application form may be obtained by calling toll-free 1-888-462-5386.

EXCHANGES

Shareholders of either Portfolio may exchange their shares for shares of the other Portfolio. Exchanges are made at net asset value. An exchange is considered a sale of shares and will result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Portfolio before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Portfolio may legally be sold. If the Transfer Agent receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by 4:00 p.m., Eastern time on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Fund reserves the right to modify or terminate this exchange offer on 60 days' notice.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that the investment being redeemed has been in the shareholder's account for a minimum of 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN -- Each Portfolio offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling toll-free 1-888-462-5386.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

ADDITIONAL REDEMPTION INFORMATION

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

CALCULATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined by dividing the total market value of that Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, of broad groups of comparable mutual funds and unmanaged indices. The performance of unmanaged indices may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIOS:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. Each Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of each Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Portfolio (such as STRIPS) are sold with original issue discount and thus generally do not make periodic cash interest payments. For a further description of such securities, see "Description of Permitted Investments and Risk Factors" below. Each Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain state-specific conditions are satisfied. The Portfolios will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular state.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of a Portfolio's shares is a taxable event to the shareholder.

Income derived by a Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. A Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE FUND

The Portfolio, an open-end investment management company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semi-annually and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling toll-free 1-888-462-5386.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gain) of each Portfolio is distributed in the form of quarterly dividends. Shareholders of record on the next to last Business Day of each quarter will be entitled to receive the quarterly dividend distribution, which is generally paid within 10 Business Days after the end of the quarter. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfers.

Dividends and other distributions of a Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of certain of the permitted investments for each
Portfolio:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

TIME DEPOSIT -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S.

Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. GOVERNMENT DIRECT OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

The Advisors' Inner Circle Fund
P.O. Box 419009
Kansas City, MO 64141-6009

Portfolios:
White Oak Growth Stock Fund
Pin Oak Aggressive Stock Fund

Investment Advisor:
Oak Associates, Ltd.

Distributor:
SEI Investments Distribution Co.

Administrator:
SEI Fund Resources

Legal Counsel:
Morgan, Lewis & Bockius LLP

Independent Public Accountants:
Arthur Andersen LLP


[LOGO] OAK ASSOCIATES, ltd


To open an account,
receive account information,
make inquiries or
request literature:

TOLL-FREE
1-888-4OAK-FUND
(1-888-462-5386)

OAK-F-010-07

                                               -----------------------
                                                            PROSPECTUS
                                                     FEBRUARY 28, 1997
                                                      As Supplemented,
                                                       August 15, 1997


                                     [LOGO]

                           --------------------------
                                WHITE OAK GROWTH
                                   STOCK FUND

                           --------------------------
                               PIN OAK AGGRESSIVE
                                   STOCK FUND


                                   Advised by
                              OAK ASSOCIATES, LTD.